Supplement to the
Fidelity® New
Millennium Fund®
January 29, 2007
Prospectus

After the close of business on Monday, April 30, 2007, shares of the fund are available to new accounts. Accordingly, the first paragraph under the heading "Buying Shares" on page 13 is no longer applicable. Also, the eighth bullet under the heading "Selling Shares" on page 14 is no longer applicable.

The following bullet replaces the second bullet under the heading "Principal Investment Strategies" in the "Investment Summary" section on page 3.

  Identifying early signs of long-term changes in the marketplace and focusing on those companies that may benefit from opportunities created by these changes by examining technological advances, product innovation, economic plans, demographics, social attitudes, and other factors, which can lead to investments in small and medium-sized companies.

The following replaces the second paragraph under the heading "Principal Investment Strategies" in the "Investment Details" section on page 6.

FMR seeks to identify early signs of long-term changes in the marketplace and focus on those companies that may benefit from opportunities created by these changes. FMR also examines technological advances, product innovation, economic plans, demographics, social attitudes, and other factors to identify companies that are innovating in their industry and growing market share. FMR favors companies that show potential for stronger-than-expected earnings or growth and industries that are undervalued or out-of-favor. The fund's strategy can lead to investments in small and medium-sized companies.

NMF-07-01 May 1, 2007
1.729577.110